COLLEGE RETIREMENT EQUITIES FUND
(CREF)

     SUPPLEMENT NO. 4
dated October 15, 2008
to the May 1, 2008 Statement of Additional Information (SAI)

Disclosure concerning CREF’s expenses is being added to its SAI. This disclosure mirrors pre-existing language in CREF’s prospectus, but also includes new language that certain adjustments of expenses during the current quarter may be made if required by generally accepted accounting principles. Therefore, the following paragraph should be added to the end of the section entitled “CREF Operations” on page B-2 of the SAI:

     “CREF deducts expenses from the net assets of each Account each valuation day for investment management, administration and distribution services. TIAA or subsidiaries of TIAA provide these services for CREF “at cost.” CREF’s estimated annual expenses, which appear in its Prospectus, reflect estimates of the amounts that are currently expected to be deducted to approximate the costs that CREF will incur from May 1, 2008 through April 30, 2009. Actual expenses may be higher or lower. After the end of every quarter, CREF reconciles the amount deducted from an Account with the expenses the Account actually incurred. If there is a difference, it is added or deducted from the Account in equal daily installments over the remaining days of the quarter, provided that material differences may be repaid in the current calendar quarter, in accordance with generally accepted accounting principles (GAAP). CREF’s at cost deductions are based on projections of overall expenses and the assets of each Account; and the size of any adjusting payments will be directly affected by how different the projections are from an Account’s actual assets or expenses.”

A11724 (10/08)